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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO. )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         BALDWIN PIANO & ORGAN COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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                        VOTE FOR DIRECTORS COMMITTED TO
                    MAXIMIZING THE VALUE OF YOUR INVESTMENT

                                  June 3, 1997

Dear Fellow Shareholder:

     As we have previously alerted you, Kenneth W. Pavia and his Bolero Investment Group have now launched a proxy contest in an attempt to seize control of your Company. Lacking any plans of his own, Mr. Pavia wants you to replace the entire Baldwin Board by electing his five hand-picked nominees - none of whom have any experience whatsoever in Baldwin's core industry. We believe that replacing Baldwin's highly qualified, experienced and committed directors with five Pavia associates serves no one's interests. Although no one can truly assess the real intentions of another person, we believe, based on Mr. Pavia's past track record and his apparent desire to sell your Company, that Pavia's sole motivation is to increase his own short-term trading profits. We caution you not to return any proxy card Pavia may send to you.

     YOUR BOARD OF DIRECTORS DOES NOT BELIEVE YOUR BEST INTERESTS WILL BE SERVED BY TURNING OVER CONTROL OF YOUR COMPANY TO THE PAVIA NOMINEES. WE STRONGLY URGE YOU TO SUPPORT YOUR BOARD'S EFFORTS TO MAXIMIZE SHAREHOLDER VALUE. PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY.

                       MAXIMIZATION OF SHAREHOLDER VALUE
                  THROUGH IMPLEMENTATION OF OUR STRATEGIC PLAN
                          IS OUR NUMBER ONE PRIORITY.

     Baldwin's Board-approved plan focuses on the following four key elements:

     - IMPROVE GROSS MARGINS BY INTRODUCING INNOVATIVE MANUFACTURING EFFICIENCIES. We are aggressively re-engineering Baldwin through the implementation of synchronous manufacturing techniques to improve costs, shorten cycle times and improve space and asset utilization. Baldwin expects to benefit from significant improvements in gross margins over the next two years.

     - FOCUS ON CORE BUSINESSES, CUSTOMERS AND CONSUMERS. We have narrowed our focus to those core areas of our business which demonstrate potential to generate more profitable returns on investment.

     - DRIVE INNOVATION BY RESPONDING TO CUSTOMER NEEDS. New products, including the recent completion of our line of digital pianos and the introduction of our unique ConcertMaster(TM) player system, have resulted in consumer praise and, most importantly, improved sales.

     - IMPROVE ASSET UTILIZATION. In addition to the 1996 consolidation of Baldwin/Wurlitzer, we have significantly reduced Baldwin's workforce and are developing strategic alliances with key suppliers to increase efficiencies. At present, we are negotiating new lending arrangements to improve cash flows and our balance sheet. We have negotiated a restructuring of the consignment relationship with our dealers that will provide our dealers with lower cost financing for their inventory, while dramatically reducing the level of Baldwin's debt. These initiatives should have a significant positive effect as the year progresses.

     Contrast the specific plan your Company now has in place with that of Mr. Pavia and his nominees who, by their own admission, have "no specific plans" for Baldwin and "intend to formulate such plans after they have been elected and are able to assess the Company's business."

     Mr. Pavia wants you to believe that he has had no opportunity to discuss his so-called concerns with management. I have spoken at length with Mr. Pavia and his associates on numerous occasions, as I have with other investors. He has also expressed his concerns in letters to the Company. In particular, Mr. Pavia has focused on the following: "the underutilization of the Company's manufacturing facilities; the size of the corporate headquarters; the expansion of the finance division; the rise of inventory levels and decreasing revenues without decreasing expenses." All of these points were previously considered in formulating our strategic plan. We believe that Mr. Pavia has not presented any new ideas for Baldwin.

     Armed with no plan and no new ideas, Mr. Pavia is now asking you to replace the entire Board, including the President and Chief Executive Officer, with his own hand-picked nominees.

                    CAN YOU AFFORD TO TRUST PAVIA TO GAMBLE
                        WITH THE FUTURE OF YOUR COMPANY?

     Do you want a group of directors, unfamiliar with both the Company and the musical products and contract electronics industries, taking over at this crucial phase in the implementation of our strategic plan? In our view, now is not the time for on-the-job training. WE URGE YOU TO REJECT THIS ATTEMPT TO SEIZE CONTROL OF YOUR COMPANY.

     In closing, we urge you to support your Board of Directors who are committed to acting in the best interests of Baldwin and you, our shareholders. We have made substantial progress at Baldwin and we are convinced that the improvements we have made will result in improved shareholder value.

     PLEASE SIGN, DATE AND MAIL YOUR WHITE PROXY CARD. TIME IS SHORT, SO PLEASE ACT TODAY.

     On behalf of your Board of Directors, thank you for your continued support.

                                        Sincerely,

                                        Karen L. Hendricks
                                        Chairman of the Board, President
                                        and Chief Executive Officer

                                   IMPORTANT

     1. Be sure to vote on the WHITE proxy card "FOR" the Baldwin Directors. We urge you not to sign any proxy card which is sent to you by Mr. Pavia or Bolero. Remember, each properly executed proxy you submit revokes all prior proxies.

     2. If any of your shares are held in the name of a bank, broker or other nominee, please contact the party responsible for your account and direct him/her to vote on the WHITE proxy card "FOR" the Baldwin Directors. You should also return your Baldwin proxy by mail once received.

     3. If you have any questions or need assistance in voting your shares, please contact:

                                 D.F. KING & CO., INC.
                              1-800-522-5001 (TOLL-FREE)

   BALDWIN PIANO & ORGAN COMPANY                      THIS PROXY IS SOLICITED ON
   422 WARDS CORNER ROAD  -  LOVELAND, OHIO 45140-8390    BEHALF OF THE BOARD OF
                                                                      DIRECTORS
P

        The undersigned hereby appoints Perry H. Schwartz, Carl Sims and Thomas
    W. Kahle, or any of them, each with power of substitution, as Proxies of the undersigned to attend the Annual Meeting of Shareholders of Baldwin Piano & Organ Company (the "Company") to be held on Thursday, June 12, 1997, at 11:00 a.m., Cincinnati time, at Fifth Third Center, 38 Fountain Square Plaza, Cincinnati, Ohio, on the fifth floor in the Board Room, and any adjournment or adjournments thereof, and to vote the number of shares of the Company's Common Stock (par value $.01 per share) which the undersigned would be entitled to vote if personally present on the following matters:

R

       1.   ELECTION OF DIRECTORS
           Vote for Five (5) Nominees to Serve as Directors of the Company for the one-year term ending at the 1998 Annual Meeting of Shareholders.

O

                                                                        WITHHOLD AUTHORITY
                                    NOMINEE                     FOR           TO VOTE
                    ----------------------------------------    ----    -------------------
                    George E. Castrucci                         [ ]             [ ]
                    William B. Connell                          [ ]             [ ]
                    Joseph H. Head, Jr.                         [ ]             [ ]
                    Karen L. Hendricks                          [ ]             [ ]
                    Roger L. Howe                               [ ]             [ ]

X

           2.   RATIFICATION OF AUDITORS
               For [ ] Against [ ] Abstain [ ] the ratification of the selection by the Board of Directors of KPMG Peat Marwick LLP as auditors for the Company for the fiscal year ending December 31, 1997.

Y

                    (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

           3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including any motion to adjourn.

       THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING INCLUDING ANY MOTION TO ADJOURN.

                                                 Dated...................., 1997
                                                 [Shareholder's Name and Address
                                                       as on Record Books]

                                                 -------------------------------

                                                 -------------------------------
                                                 (Please sign exactly as your
                                                 name or names appear hereon.
                                                 When shares are held by joint
                                                 tenants, both should sign. If
                                                 signing as an attorney,
                                                 executor, administrator,
                                                 trustee or guardian, give your
                                                 full title as such. If signing
                                                 on behalf of a corporation, the
                                                 full name of the corporation
                                                 should be set forth accompanied
                                                 by the signature on its behalf
                                                 of a duly authorized officer.)

       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE
                               ENVELOPE PROVIDED